QUIT CLAIM DEED
Statutory (Illinois)



Mail to:
AEI INCOME & GROWTH FUND 24 LLC
ATTN: BARBARA KOCHEVAR
30 EAST 7TH STREET
1300 MINNESOTA WORLD TRADE CENTER
ST. PAUL, MN 55105



Name & Address of Taxpayer:
AEI INCOME & GROWTH FUND 24 LLC
30 EAST 7TH STREET
1300 MINNESOTA WORLD TRADE CENTER
ST. PAUL, MN 55105



THE GRANTOR(S) AEI FUND MANAGEMENT XVII, INC., A MINNESOTA
CORPORATION of the County of RAMSEY State of MINNESOTA for and in consideration of TEN and NO/100ths DOLLARS and other good and valuable consideration in hand paid.

CONVEY AND QUIT CLAIM to AEI INCOME & GROWTH FUND 24 LLC of the Country of RAMSEY State of MINNESOTA all interest in the following described real estate situated in the County of LAKE, in the State of ILLINOIS, to wit:


               SEE "EXHIBIT A" ATTACHED HERETO


Hereby releasing & waiving all rights under and by virtue of the Homestead Exemption Law of the State of Illinois. To have and to hold in fee simple forever.


Permanent index number(s)
Property address: 1512 N. ROUTE 83, ROUND LAKE BEACH, IL
Dated effective as of this 1st day of November, 2001



AEI Fund Management XVII, Inc., a
Minnesota corporation

By: /s/ Robert P Johnson
        Robert P. Johnson



                        ACKNOWLEDGEMENT


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

       BEFORE  ME,  the  undersigned  Notary  Public,   duly
commissioned and qualified within and for the State and County aforesaid,

      Personally came and appeared, Robert P. Johnson, that he is the President of AEI Fund Management XVII, Inc. and that as such officer and on behalf of and in the name of such corporation, on November 12th, 2001, he signed and executed the above and foregoing instrument, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed.

      IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, a Notary
Public, on this 12 day of November, 2001.



/s/ Michael B Daugherty
     Notary Public              [notary seal]



COUNTY-ILLINOIS TRANSFER STAMPS
EXEMPT UNDER PROVISIONS OF PARAGRAPH SECTION 4, REAL
ESTATE TRANSFER
ACT.
DATE:
Buyer, Seller, or Representative



Recorder's Office Box No.




NAME AND ADDRESS OF PREPARER:
MICHAEL B. DAUGHERTY
ATTORNEY AT LAW
1300 MINNESOTA WORLD TRADE CENTER
30 EAST 7TH STREET
ST. PAUL, MN 55101